UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2022

Boxxy, Inc
(Exact name of registrant as specified in its charter)

Nevada	333-213553	32-0500871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 Rialto Boulevard Oak Hill Austin, TX	78735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 415-968-5642

____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 4.01 Change in Registrant’s Certifying Accountant.

On December 8th 2022, the Board of Directors of Boxxy Inc, a Nevada corporation, approved the resignation of JLKZ CPA LLP (“JLKZ”), as our independent registered public accountant, effective immediately. The report of JLKZ on the Company’s financial statements for the year ended April 30, 2022 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of JLKZ on the Registrant’s consolidated financial statements for the fiscal years ended April 30, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as noted in the paragraph immediately below.

The report of JLKZ on the Company’s financial statements as of the year ended April 30, 2022 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has suffered recurring losses from operation, which raised doubt about its ability to continue as a going concern.

During the fiscal years ended April 30, 2022 and 2021, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with JLKZ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JLZK, would have caused JLKZ to make reference thereto in their reports on the consolidated financial statements for such fiscal years.

On December 8, 2022, we retained the firm of JP Centurion & Partners (“JP”), to audit our financial statements for our quarter ended October 31, 2022. The Registrant’s Board of Directors approved the appointment of JP as the Registrant’s new independent registered public accounting firm, effective immediately.

During the fiscal years ended April 30, 2022 and 2021 and any subsequent interim period through December 8, 2022, neither the Registrant, nor anyone on its behalf, consulted JP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Registrant, and no written report or oral advice was provided to the Registrant by JP that JP concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided JLKZ with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that PwC furnish the Registrant with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not JLKZ agrees with the statements related to them made by the Registrant in this report. A copy of JLKZ’s letter to the SEC dated 8th December, 2022, is attached as Exhibit 16.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Lian Yao Bin
Lian Yao Bin

Date: December 9, 2022

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